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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 24, 2001
                                                 ------------------------------


                               Purina Mills, Inc.
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               (Exact Name of Registrant as Specified in Charter)


  Delaware                           33-66606                    76-0407288
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(State or Other                     (Commission               (I.R.S. Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)


1401 South Hanley Road, St. Louis, Missouri                         63144
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:   (314) 768-4100
                                                   -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On July 24, 2001, Purina Mills, Inc. issued a press release dated July 24, 2001, a copy of which is filed as Exhibit 99.1.

ITEM. 7  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired: None.

         (b) Pro Forma Financial Information: None.

         (c) EXHIBITS:

             99.1  Press Release, dated July 24, 2001, from Purina Mills, Inc.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PURINA MILLS, INC.



Dated: July 31, 2001                            By: /s/ Darrell D. Swank
                                                   -----------------------------
                                                   Darrell D. Swank
                                                   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Secretary




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                                INDEX TO EXHIBITS


Exhibit            Description of Exhibit
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99.1               Press Release, dated July 24, 2001, from Purina Mills, Inc.